                                                                     Exhibit 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint John E. Sundeen, Jr., D. Tyler Towery and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, for him and in his name and in the capacity indicated below, with full power of substitution and resubstitution and authority to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1999, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys-in-fact and all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.



                           /s/ David L. Boren

                           David L. Boren, Director
                           Date:  February 2, 2000

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint John E. Sundeen, Jr., D. Tyler Towery and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, for him and in his name and in the capacity indicated below, with full power of substitution and resubstitution and authority to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1999, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys-in-fact and all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.



                           /s/ Joseph M. Farley

                           Joseph M. Farley, Director
                           Date:  February 1, 2000

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint John E. Sundeen, Jr., D. Tyler Towery and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, for him and in his name and in the capacity indicated below, with full power of substitution and resubstitution and authority to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1999, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys-in-fact and all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.



                           /s/ Louis T. Hagopian

                           Louis T. Hagopian, Director
                           Date:  February 8, 2000

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint John E. Sundeen, Jr., D. Tyler Towery and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, for him and in his name and in the capacity indicated below, with full power of substitution and resubstitution and authority to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1999, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys-in-fact and all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.



                           /s/ Joseph L. Lanier, Jr.

                           Joseph L. Lanier, Jr., Director
                           Date:  February 1, 2000

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint John E. Sundeen, Jr., D. Tyler Towery and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, for him and in his name and in the capacity indicated below, with full power of substitution and resubstitution and authority to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1999, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys-in-fact and all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.



                           /s/ Harold T. McCormick

                           Harold T. McCormick, Director
                           Date:  February 2, 2000

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint John E. Sundeen, Jr., D. Tyler Towery and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, for him and in his name and in the capacity indicated below, with full power of substitution and resubstitution and authority to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1999, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys-in-fact and all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.



                           /s/ James M. Raines

                           James M. Raines, Director
                           Date:  February 8, 2000

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint John E. Sundeen, Jr., D. Tyler Towery and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, for him and in his name and in the capacity indicated below, with full power of substitution and resubstitution and authority to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1999, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys-in-fact and all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.



                           /s/ George J. Records, Sr.

                           George J. Records, Sr., Director
                           Date:  February 2, 2000

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint John E. Sundeen, Jr., D. Tyler Towery and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, for him and in his name and in the capacity indicated below, with full power of substitution and resubstitution and authority to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1999, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys-in-fact and all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.



                           /s/ R.K. Richey

                           R.K. Richey, Director
                           Date:  February 3, 2000

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint John E. Sundeen, Jr., D. Tyler Towery and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, for him and in his name and in the capacity indicated below, with full power of substitution and resubstitution and authority to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1999, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys-in-fact and all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.



                           /s/ William L. Rogers

                           William L. Rogers, Director
                           Date:  February 2, 2000